UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2025

Aterian, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
350 Springfield Avenue Suite #200
Summit, NJ 07901
(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681
(Registrant’s telephone number, including area code)

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2025, the Company entered into Amendment No. 4 (the “Amendment”) to the Credit and Security Agreement dated as of December 22, 2021 (the “Credit Agreement”) between the Company, together with certain of its subsidiaries party thereto as borrowers, the entities party thereto as lenders, and Midcap Funding IV Trust, as administrative agent. Material changes contained in the Amendment are as follows:

a)	Reduced the Minimum Credit Party Liquidity covenant to $5.0 million, effective as of the Fourth Amendment Effective Date and continuing during the Minimum Liquidity Covenant Reduction Period.

b)
Provided that, upon the Company’s delivery of a Liquidity Certificate evidencing liquidity of at least $6.8 million, the Minimum Liquidity Covenant Reduction Period will terminate and the covenant will increase to $6.8 million thereafter.

c)	Established an Availability Reserve of $2.8 million during the Minimum Liquidity Covenant Reduction Period and $1.0 million thereafter.

Capitalized terms used herein not otherwise defined shall have the meaning in the Credit Agreement.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1+
Amendment No. 4 to that certain Credit and Security Agreement, dated as August 29, 2025, by and Aterian, Inc. and its subsidiaries party thereto as “Credit Parties,” the lenders party thereto from time to time and Midcap Funding IV Trust, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+
Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: August 29, 2025	By:	/s/ Arturo Rodriguez
Name: Arturo Rodriguez
Title: Chief Executive Officer